Fees Summary	Jun. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,764.45
Total Offset Amount	1,056.39
Net Fee	$ 3,708.06